EXHIBIT 4.3
                                                                     -----------



5386
           COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN
     CANTON, MA, JERSEY CITY, NJ
        AND NEW YORK, NY

                            [GRAPHIC OMITTED - LOGO]                      SHARES
NUMBER                            SpectraSite
SI
                                                             CUSIP  84761M 10  4
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                               SPECTRASITE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




is the owner of

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH,
                             OF THE COMMON STOCK OF

                                SPECTRASITE, INC.

transferable on the books of the Corporation at the office of its Transfer Agent by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and the Amended Bylaws of the Corporation, each as amended from time to time pursuant to the provisions thereof.

         This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                                   SPECTRASITE, INC.
                                          CORPORATE
                                            SEAL
              /s/ John H. Lynch             1997           /s/ Stephen H. Clark
                                          DELAWARE

              SECRETARY                                    PRESIDENT AND CHIEF
                                                           EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
EQUISERVE TRUST COMPANY, N.A.
                                TRANSFER AGENT
                                AND REGISTRAR

BY /s/ Stephen Cesso
                                AUTHORIZED OFFICER

                                SPECTRASITE, INC.

         The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -____________Custodian_____________
                     (Cust)               (Minor)

                   under Uniform Gifts to Minors
                   Act________________________
                            (State)

     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFICATION NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________ (______________) SHARES

OF THE ____________________CAPITAL STOCK OF ____________________________________

STANDING IN MY (OUR) NAME(S) ON THE BOOKS OF SAID CORPORATION REPRESENTED BY CERTIFICATE(S) NO(S).___________________________________________________________

HEREWITH, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF SAID CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_______________________________________________



                                 _______________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed ________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                        MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                        MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.